UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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EMBASSY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMBASSY BANCORP, INC.

April 20, 2021

Embassy Bancorp, Inc.
100 Gateway Drive
Bethlehem, PA 18017
Phone: 610-691-5000
Fax: 610-691-5600
www.embassybank.com

Dear Shareholder:

In the next few weeks, you will be receiving information regarding the annual meeting for Embassy Bancorp, Inc.

The meeting is scheduled, as in the past, for the third Thursday of June, this year being June 17, 2021. However, due to the continued circumstances we find ourselves in with the COVID-19 pandemic, the 2021 annual meeting will be held virtually.

This decision to conduct the annual meeting virtually again was made after very careful consideration and deliberation. While we have all witnessed strides being made to return to a more "normal" life, it is still very likely that large gatherings, will be strongly discouraged. Because preparation for the meeting must be made far in advance of the event, we felt that exercising this caution was best to continue to ensure the safety of our shareholders, Board of Directors, team and the staff of the venue.

In order to facilitate the technical needs to conduct the annual meeting virtually we will be utilizing the services of our transfer agent, Computershare. We will also be holding the meeting under the "Notice and Access" method. This method gives issuers a way to provide a simpler, more environmentally friendly set of meeting materials to shareholders via the internet. Computershare also offers the opportunity for you to access record of your holdings through their investor portal. To do this, you may register and set up your account directly with Computershare at:

https://www-us.computershare.com/Investor.

Shortly after May 7th you will be receiving the Shareholder Meeting Notice directly from Computershare on behalf of Embassy Bancorp, Inc. The notice will contain very important information including:

- How to view the proxy and annual report online.
- How to request a full package be mailed to you if you would like.
- How to attend the annual meeting virtually via live webcast.
- How to vote your shares.

The notice will also have an important password and access code that are unique to your shareholder account, so please keep this information handy to attend the meeting virtually, via live webcast, on June 17th. Note that you may have more than one shareholder account for your household. If this pertains to you, be sure to vote each registration individually as each will have their own unique access code.

We thank you for your investment in Embassy Bancorp, Inc. and we truly hope that you remain safe and healthy. You can be confident that the Embassy team is working very hard for the shareholders and we look forward to your attendance at the annual meeting virtually to hear additional insight into the performance of your company.

If you have any questions or concerns prior to receiving your notice, please feel free to contact Lynne Neel, Investor Relations representative at 610-882-8805.

Sincerely,

David M. Lobach Jr.
Chairman, CEO and President

2020 Annual Report Building for the future today Embassy Bancorp, Inc.

Board of Directors

Frank Banko III

Retired President, & CEO, Warren Distributing

Geoffrey F. Boyer, CFP

Owner & Principal, Boyer Financial Group

John G. Englesson

Executive V.P., Integrity Business Services, LLC President, zAxis Corporation

Bernard M. Lesavoy, Esquire

Member/Partner, Lesavoy Butz & Seitz LLC

David M. Lobach, Jr.

Chairman of the Board, CEO &

President, Insurance Premium Financing, Inc.

Executive Officers

David M. Lobach, Jr., Chairman of the Board,

CEO, & President

Judith A. Hunsicker, First Executive Officer,

COO, CFO, Secretary, & Treasurer

President

Embassy Bancorp, Inc. and

Embassy Bank for the Lehigh Valley

John C. Pittman

J.C. Pittman Inc.

Patti Gates Smith

Owner, GatesSmith Consulting

John T. Yurconic

President, The Yurconic Agency

James R. Bartholomew, Sr. Executive Vice

President, SLO Commercial Lending, Commercial Services, & Private Banking

Diane M. Cunningham, Executive Vice President Consumer Lending, Branch Administration & Marketing

Lynne M. Neel, Executive Vice President & Assistant Secretary

Deposit Operations, Finance, Investor Relations, & Loan Operations

Taryn M. Burgess, Consumer Lending

Antonio A. Dias, Deposit Operations

Gary H. Guthrie, Commercial Lending

Mark Haldaman, Commercial Lending

Officers

Senior Vice Presidents

David C. Arner, Facilities & Security

Tracy A. Barker, Bank Secrecy Officer

Michelle L. Barron, Electronic Banking

Desty A. Bonstein, Private Banking

Mark A. Casciano, Strategic Initiatives

Scott A. Karwacki, Credit Analysis

Michael B. Macy, Commercial Lending

Tracy L. McCarthy, Loan Operations

Jeffrey C. Skumin, CPA-Finance

Megan Curry, Loan Operations

Jamie L. Lambert, Credit Analysis

Maria McGill, Electronic Banking

Mirta Rodriguez, Consumer Lending

Michael N. Lahanas, Commercial Lending

Bryan D. Lobach, Business Development

Susan M. McCann, Private Banking

Cynthia L. Morley, Commercial Lending

Joellen D. Repsher, Commercial Services

Brian M. Sabol, Commercial Lending

Krystal A. Salce, Credit Analysis

Jason S. Sickels, Information Security & Technology

Laura A. Suplee, Controller-Finance

Timothy P. Woodbridge, Commercial Lending

Cathy Yost, Commercial Lending

Brandi L. Stefanov, Branch Administration

Jennifer A. Tropeano, Consumer Lending

Kristin A. Wannisky, Marketing

Vice Presidents

Assistant Vice Presidents

Janelle D. Creveling, Branch Administration

Shannon M. Emmert, CRA & Team Culture

Gina P. Franco, Consumer Lending

Michael Geiger, Branch Administration

Lori L. Herman, Branch Administration

Lisa A. Rex, Consumer Lending

Heather Seifert, Consumer Lending

Maria P. Smith, Branch Administration

Karissa Stewart, Commercial Services

Sarah E. Stuber, Branch Administration

Amanda Tibak, Credit Analysis

Lori A. Weber, Branch Administration

Debra A. Young, Commercial Services

Assistant Treasurers

Justin Bennett, Branch Administration

Julian Chimelis-Lora, Bank Secrecy

2020 Annual Report Corporate Information Inside Back Cover

Embassy Bancorp, Inc.

Embassy Bancorp, Inc. (the “Company”) is a Pennsylvania corporation and registered bank holding company.  It is the parent company of Embassy BankFor The Lehigh Valley (the “Bank”), a full service bank providing personal and business lending and deposit service through nine branch offices in the

Lehigh Valley area of Pennsylvania.Transfer AgentComputershareP.O. Box 43078Providence, RI 02940-3078 Phone: 1-800-368-5948

Corporate Headquarters

100 Gateway Drive, Suite 100

P.O. Box 20405

Lehigh Valley, PA 18002-0405

610-882-8800   Fax: 610-691-5600

www.embassybank.com

Annual Meeting

The Annual Meeting of Embassy Bancorp, Inc. will be held on June 17, 2021 at 4:30 P.M. EDT, virtually via live webcast at www.meetingcenter.io/268724223. To access the webcast, you must have the control number and password located on the 2021 Annual Meeting Proxy Card.

Form 10-K Request

The Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is available without charge at the Company’s website at www.embassybank.com or by contacting:

Judith Hunsicker, Chief Operating Officer

Embassy Bancorp, Inc.

P.O. Box 20405

Lehigh Valley, PA 18002-0405

Market & Dividend Information

Embassy Bancorp, Inc. common stock is quoted on the OTCQX under the symbol EMYB and is traded over the counter and in privately negotiated transactions.  The common stock is not listed on any national securities exchange.  OTC Markets (www.otcmarkets.com) maintains a list of market makers of Company common stock.

You may also obtain this list by contacting Lynne Neel at 610-882-8805.

On June 18, 2020, the Company declared an annual cash dividend of $0.22 per share.

Direct Stock Purchase and Dividend Reinvestment Plan

The Company’s Transfer Agent, Computershare Trust Company, N.A., sponsors and administers a plan that offers a convenient way for current and prospective investors to purchase shares of Company common stock through direct purchases or reinvestment of cash dividends.

For more information about the plan, please contact Computershare at:

Computershare

P.O. Box 43021

Providence, RI 02940-3021

Phone: 1-800-368-5948

Internet: www.computershare.com

2020 Annual Report Back Cover of Book

ALLENTOWN BETHLEHEM 925 W. Broad St. (484) 821-12101142 S. Cedar Crest Blvd. EASTON 3751 Easton-Nazareth Hwy. (484) 536-1870 MACUNGIE 180 W. Main St. (484) 519-9150(484) 223-0018 NAZARETH 10 N. Main St. (610) 614-3251ALLENTOWN SAUCON VALLEY 3495 Rt. 378 (610) 332-29814148 W. Tilghman St. TREXLERTOWN 6379 Hamilton Blvd. (610) 336-8034(484) 223-1782BETHLEHEM100 Gateway Dr. Equal Housing Lender(610) 882-8800 Member FDIC www.embassybank.com

EMBASSY BANCORP, INC.

Embassy Bancorp, Inc.
100 Gateway Drive
Bethlehem, PA 18017
Phone: 610-691-5000
Fax: 610-691-5600
www.embassybank.com

May 7, 2021

Dear Shareholder,

On behalf of the Board of Directors and the leadership of Embassy Bancorp, Inc., I am excited to share our 2020 results with you at our Annual Meeting of Shareholders on June 17, 2021. It is my privilege to serve as Chairman and Chief Executive Officer, and I appreciate the responsibility and trust you have placed in our team to lead the Bank's future growth and allow us to run the Bank for the long term.

As COVID-19 has continued and we move toward less uncertain times, we will once again host our meeting virtually via webcast with the same enthusiasm and emphasis on our results and successes as in the past.

The virtual location for the meeting is **www.meetingcenter.io/268724223**, hosted on Thursday, June 17, 2021, at 4:30 p.m. E.D.T. To access the webcast, you will need to enter your proxy card control number **and** the password, **EMYB2021**.

In order for management to thoroughly consider and answer any question that you may have about the Company or our annual meeting materials, including our financial statements, and to ensure an efficient meeting in light of our new format and historical strong attendance, **we invite you to submit your questions, in writing, by June 10, 2021.** Management will endeavor to address your questions within the presentation

Please **submit questions by mail or email, clearly marked "Question for Annual Meeting", noting your full name and sending to:**

Judith A. Hunsicker, Secretary
100 Gateway Drive, Suite 310
Bethlehem, Pennsylvania 18017
or jhunsicker@embassybank.com

While we recognize joining in person is optimal, we trust you understand the health, safety and security of us all continues to be paramount. We all look forward to meeting with you virtually as we "social distance" and truly hope that you remain safe and healthy.

Sincerely,

David M. Lobach, Jr.
Chairman, CEO and President